SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.  20549






                                 FORM 8-K

                              CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF
                   THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported):   June 25, 1997


             THE SOUTHERN NEW ENGLAND TELEPHONE COMPANY
         (Exact name of registrant as specified in its charter)


   Connecticut                1-6654                   06-0542646
(State or other             (Commission             (I.R.S. Employer
jurisdiction of              File Number)            Identification No.)
incorporation)


227 Church Street, New Haven, Connecticut              06510
(Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code:  (203)  771-5200


                             Not Applicable
        (Former name or former address, if changed since last report)












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Item 5. Other events.

    The Connecticut Department of Public Utility Control ("DPUC") issued a final decision today on the proposal filed by Southern New England Telecommunications Corporation ("SNET") with the DPUC on January 24, 1997, to structure its wireline business, including the registrant, its primary subsidiary, into separate retail and wholesale subsidiaries.

    The news release providing SNET's response to the DPUC's decision is filed as an exhibit hereto and is incorporated herein by reference.


Item 7. Financial Statements, Pro forma Financial
         Information and Exhibits.

    Exhibit 20.  News release issued June 25, 1997.







































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                                SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                          THE SOUTHERN NEW ENGLAND
                                          TELEPHONE COMPANY



Dated: June 25, 1997                    By:     /s/Madelyn M. DeMatteo
                                                   Madelyn M. Dematteo
                                                       Secretary





































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                THE SOUTHERN NEW ENGLAND TELEPHONE COMPANY

                                 FORM 8-K

                              EXHIBIT INDEX




    Exhibit
     Number

      20    News release issued June 25, 1997.